2015 Financial Community Briefing May 5, 2015 ©2015 DISCOVER FINANCIAL SERVICES Exhibit 99.1

The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
Company financial data presented herein is based on a calendar year. As previously reported, the Company changed its fiscal year end from
November 30 to December 31 of each year, effective beginning with the 2013 fiscal year. For historical calendar year financial data, see the
Company's Current Report on Form 8-K dated March 5, 2013 and the Company’s Annual Report on Form 10-K for the year ended December
31, 2013.
Throughout these materials, direct-to-consumer deposits are referred to as DTC deposits. DTC deposits include deposit products that we offer to customers through direct marketing, internet origination and affinity relationships.  DTC deposits include certificates of deposits, money market accounts, online savings and checking accounts, and IRA certificates of deposit.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website at www.discover.com and the SEC’s website.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business
– Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of
Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and "Management’s Discussion and
Analysis of Financial Condition and Results of Operations" in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31,
2015 which is filed with the SEC and available at the SEC's website
(www.sec.gov ).
The Company does not undertake to update or revise
forward-looking statements as more information becomes available.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover®, PULSE®, Cashback Bonus®, Discover Cashback Checking®, Discover it®, Freeze It
SM
, Discover®
Network and Diners Club International®. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

Notice

Agenda

David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER
Overview
Julie Loeger
CHIEF MARKETING OFFICER
U.S. Cards
Jim Panzarino
PRESIDENT – CREDIT & CARD OPERATIONS
Credit
Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Payments and Other Consumer Lending
Mark Graf
CHIEF FINANCIAL OFFICER
Funding, Capital and Financials
Break
Q&A

Overview 2015 Financial Community Briefing David Nelms Chairman & Chief Executive Officer

Executive Summary
Attractive business model with a solid record of success

• Delivering strong card growth through new accounts, wallet share gain, lower attrition and great credit results
• Proprietary network driving value for Card through brand recognition, expanding global acceptance and rewards
• Leveraging a payments partnership strategy to position the business for growth
•
Direct Banking growth diversifying assets and funding
• Capital position/generation supporting growth and robust capital deployment

Business model has expanded and diversified

Loans Funding
Acceptance
Outlets Volume
Other
ABS
Brokered
Direct
Deposits
Note(s)
1. Fiscal year ending November 30, 2007
2. Includes affinity deposits
3. Includes network-to-network acceptance agreements; merchant acceptance based on third-party and internal estimates
4. Includes business-to-business volume
(3)
Net Income
All data in billions, except Acceptance Outlets in millions (1)
$53 $70 $54 $69
7
31
$186
$322
$0.6
$2.3
(4)
(2)
Card
Non-Card
2007 2014
2007 2014 2007 2014
International
Domestic
2007 2014
Credit
Debit
2007 2014

Product diversification has leveraged large, loyal card base

Discover Card
Student Loans
Personal Loans
Deposits
Cross-sell /
Overlap (%)
(1)
~65%
~65%
~50%
Note(s)
1. Cross-sell is defined as 12/31/14 percentage of accounts with another DFS relationship; Student Loan cross-sell includes co-signers
•
1 in 4 U.S.
households
•
Proprietary
network

Business model has outperformed large banks
2009-2014 Average
Efficiency Ratio
(1)
(2)
Note(s)
1. Non-interest expense divided by total revenue (net interest income and noninterest income)
2. Bank holding companies participating in the 2015 Comprehensive Capital Analysis and Review (CCAR); excludes Synchrony Financial, Santander Holdings USA, Goldman Sachs,
BMO Financial, HSBC USA and Deutsche Bank from some metrics due to limited information; excludes Discover
3. 2009 adjusted to exclude $1.4 billion ($0.9 billion after taxes) Visa and MasterCard settlement
2009-2014 Average
Return on Equity
(3)
(2)
Source SNL, regulatory reports; Discover
2009-2014 CAGR
Total Loan Growth (%)
(2)

(3)
6%
3%
Discover Large Banks
37%
Discover Large Banks
63%
19%
6%
Discover Large Banks

The Discover Way
VISION
MISSION
KEY PRIORITIES
VALUES
To be the leading
direct bank and
payments partner
To help people spend smarter, manage
debt better and save more so they can
achieve a brighter financial future
Grow Discover card loans while
maintaining leading credit performance
Expand direct consumer banking products
Grow global network volume and acceptance
Optimize funding, cost structure and capital position
Enhance operating model including effective controls, risk
management and leadership development
Doing the Right Thing
Innovation
Simplicity
Collaboration
Openness
Volunteerism
Enthusiasm
Respect

10 Discover’s Vision: To be the leading direct bank and payments partner Rewards Discover Proprietary Payment Network Risk Management Loyal Customer Base Customer Service

Discover’s Mission & Values:
Aligned with evolving regulatory landscape
• Expanding regulatory oversight with new laws, regulations and statutes
– Dodd-Frank enhanced prudential standards
– Creation of Consumer Financial Protection Bureau (CFPB)
– Capital planning rules (CCAR)
• Well positioned in this environment
– Business model:
• Simple, direct model
• Strong value propositions
• Leading customer service and operations
– Company culture:
• Clear tone at the top
• Employees who “treat you like you’d treat you”
• Long-term consistent values, including “do the right thing”

Key Priorities

• Grow card loans while maintaining leading credit performance
• Expand direct consumer banking products
• Grow global network volume and acceptance
• Optimize funding, cost structure and capital position
• Enhance operating model including effective controls, risk management and leadership development

Attractive business model with a solid record of success

• Proprietary network driving value for Card through brand recognition, expanding global acceptance and rewards
• Leveraging a payments partnership strategy to position the business for growth
• Direct Banking growth diversifying assets and funding
•
Capital position/generation supporting growth and robust capital deployment
• Delivering strong card growth through new accounts, wallet share gain, lower attrition and great credit results

U.S. Cards 2015 Financial Community Briefing Julie Loeger Chief Marketing Officer

Outperforming peers in growth and profitability
Note(s)
1. JP Morgan (Card Services excluding Commercial Card), Citi (Citi-branded cards N.A.), American Express (U.S. Card), Capital One (U.S. Card), and Bank of America (U.S. Card)
2. JP Morgan (Card Services excluding Commercial Card), Citi (Citi-branded cards N.A.), American Express, (U.S. Card) and Capital One (U.S. Card)
3. Credit card pre-tax pre-reserve ROA is defined as pre-tax credit card income adjusted for loan loss reserve changes.  Discover pre-tax income excludes 4Q14 charges related to the elimination of the credit card rewards estimated forfeiture reserve. This is a non-GAAP measure: see appendix for GAAP reconciliation
2014
Loan Growth (%YOY)
2014
Net Charge-off Rate (%)
2014 Pre-tax
Pre-reserve ROA
(3)
Source

(1) (1) (2)
5.6%
2.0%
Discover Peer Group
2.3%
2.8%
Discover Peer Group
6.9%
5.0%
Discover Peer Group
Public company data, calendar year

Purchase revolving behavior driving profitable loan growth
2013
Purchase
Revolvers
(1)
Purchase
Transactors
Balance Transfer/
Promotional
Cash 2014
$53Bn
$56Bn
Note(s)
1. Balances of accounts that incurred finance charges in the period

Strong performance from new and existing customers 2013 New Accounts Wallet Share from Existing Customers Attrition Net Charge-offs 2014 $53Bn $56Bn 17

Discover it accelerating customer acquisition & performance
2014 (YOY)
New Accounts
Average FICO
(1)
~730
Note(s)
1. Average 2014 acquired account FICO, weighted by credit line exposure
15%
22%
-1%
Purchase
Balance
Cost Per Account

Seeding future growth through prudent focus on students
2014 (YOY)
Note(s)
1. Average 2014 acquired student account FICO, weighted by credit line exposure
Average FICO
(1)
~700
14%
-24%
New Accounts
Cost Per Account

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Deepening relationships with existing customers
Note(s)
1. Argus Information and Advisory Services, LLC; Discover internal analysis of 3Q14 vs 3Q13; share of loans for mature active accounts
2. Loan balances and the accounts with a balance after attrition and charge-offs
71
bps
3%
2014 (YOY)
Loan Balance
Per Account
(2)
Share of Customer
Loans
(1)

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Note(s)
1. Comparison conducted by an independent research firm and based on competitor data compiled in April 2015 from company websites, customer service agents, and consumer credit offers
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3. For full version of FICO Credit Score Terms, visit www.discover.com/FICO

850 max
800
740
670
580
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Innovative features resonating strongly with customers
Note(s)
1. Based on 2014 customer activity on discover.com since Free FICO feature launch
• Top 5 most visited page
(1)
• 46% of customers actively engaged
with the feature
(1)
• Launched April 15
th
• Allows customers to freeze new
purchases, if card is misplaced
Free
FICO  Score
®
Freeze It
New!
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Customers recognize Discover as cashback leader
Source
Best Cash Rewards Cash Rewards Penetration
Source
Note(s)
1. The ratio of ownership of a Discover card to total household ownership of a cashback rewards card based on survey results
2. Results based on unaided survey of each brand’s primary cardmembers

(1)
(2)
43%
25%
21%
17%
15%
9%
DFS JPM AXP BAC COF C
58%
38%
34%
32%
29%
25%
DFS JPM COF AXP BAC C
2014 Consumer Payment Strategies Research Program, TNS 2014 annual averages, Brand Tracking Study, Millward Brown

Discover Deals℠

Big brands. Big savings. Made easy.

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Consumer insights driving innovation in rewards
Note(s)
1. Defined as growth in Discover Deals site visits since rewards program enhancements implemented in July 2014
2. Includes partner funded incremental value of the reward or discount availed by the cardmember
3. 2014 full calendar year
4. 2014 year-over-year increase in total dollar value of redemptions
Redeem:
Any amount.
Any time.
No expiration.
• Over 5x growth in site visits
(1)
• Over $130MM in value funded by
over 150 merchant partners
(2)
• ~25MM redemptions
(3)
• 25% increase in total redemptions,
35% increase at Amazon
(4)

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Digital driving customer acquisition and early engagement
Marketing Channel
(1)
Accounts Booked
(2)
51%
75%
Note(s)
1. Percentage of 2014 new accounts solicited digitally
2. Percentage of 2014 new accounts that applied digitally (website, mobile)

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New Credit Line
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Digital driving customer experience and efficiencies
Customer Interactions
(1)
Payments
(2)
Mobile Logins
(3)
85%
58%
35%
Custom Credit Line
Rewards Signup

Note(s)
1. 2014 digital customer interactions (logins) as a percentage of total interactions (logins and calls)
2. Percentage of 2014 payments through digital channel (website, mobile)
3. Percentage of 2014 logins through mobile channel

Recognized as industry leader in digital
Note(s)
1. Ranking represents J.D. Power Website Interaction Factor, which is a subset of J.D. Power 2014 Credit Card Satisfaction Study  based on consumer opinions about the issuer of their primary credit card
2. 2014 Credit Card Scorecard Keynote digital channel ranking among American Express, Bank of America, Barclaycard, Capital One, Chase, Citi, PNC, US Bank, and Wells Fargo
3. Apple iOS and Android weighted average of app store ratings (star count) across phone and tablet devices as end of 1Q 2015
Consumer App Reviews
DFS 4.5 4.5
JPM 4.0 4.5
COF 4.5 4.0
AXP 3.0 4.5
BAC 3.5 4.0
C 3.0 4.0
iOS Android

J.D. Power:
Website Interaction
Factor
(1)
Third Party Industry Surveys
Highest
Score
Keynote:
Digital Channel
Ranking
(2)
Highest
Score
(3)
SM

Channel Interaction
Website
24%
Live Phone
6%
Automated Phone
2%
Online Chat/Email, Mobile combined
2%
Overall Satisfaction
Credit Terms
21%
Billing & Payment
19%
Rewards
13%
Benefits & Services
10%
Problem Resolution
3%

DISCOVER

Highest score in overall satisfaction
Overall Satisfaction
Note(s)
1. Includes general purpose consumer credit cards only; excludes charge, corporate, private label, small business and debit
J.D. Power Evaluation Categories

709
739
756
765
766
773
773
776
789
819
819
HSBC
GE
C
COF
BAC
WFC
USB
BCS
JPM
AXP
DFS
(1)
2014 J.D. Power

Recommend to a Friend(1)
84
82
80
78
76
74
American Express
Discover
Citibank
Capital One
Chase
Bank of America
30
35
40
45
50

DISCOVER

Brand strength driving growth with customers & prospects
Consideration
(2)
Source

1Q-4Q 2014 Brand Tracking Study, Millward Brown
Note(s)
2.
“Consideration” is the percentage of survey participants saying either “it would be my first choice” or “I would seriously consider it”; among general population
1.
“Recommend to a Friend” is the percentage of survey participants who strongly / somewhat agree with the statement "I would recommend to a friend"; among cardholders who say they use that brand's card most often to make purchases

Card Summary
Note(s)
1. Credit card pre-tax pre-reserve ROA is defined as pre-tax credit card income adjusted for loan loss reserve changes and credit card rewards program changes that eliminated the forfeiture reserve divided by average credit card receivables. This is a non-GAAP measure: see appendix for GAAP reconciliation
2. Argus Information and Advisory Services, LLC for attrition rate data

Focus on prime customers who use the card to spend and borrow is driving performance:
In 2014, 5.6% loan growth, 2.3% net charge-off, 6.9% pre-tax pre-reserve
ROA
(1)
Driven by acceleration in new accounts, continued increase in wallet share with existing customers and industry low attrition rate
To continue gaining market share and sustain momentum, will maintain focus:
Differentiated products, features, and rewards
Leading digital capabilities
Exceptional customer experience
Superior brand equity
Delivering strong credit performance
(2)

Credit 2015 Financial Community Briefing Jim Panzarino President – Credit & Card Operations

Credit Summary
• Organizational alignment throughout customer lifecycle fosters innovation and enables rapid execution of new processes
• Disciplined underwriting approach to new account growth
• Credit assessment and management of total portfolio leveraging investments in data, analytics and operations
• Credit environment continues to be benign

Organizational alignment enables growth, prudent credit
management and customer focus
Prudent
profitable
growth
Industry leading
credit management
Exceptional
customer experience

Customer Service &
Operations
Processing Services
Workforce Management
Customer Service and Credit Management
Credit Risk
Management
Card Risk Management
Fraud
Consumer Lending
Decision Management
Credit Operations
New Accounts
Collections
Recovery
Cross functional alignment & accelerated implementation

Superior credit performance
• Disciplined new bookings
• Profitability based line assignments
• Proactive and targeted portfolio
management
• Innovative use of credit and data in
decision making
• Stronger payment preference
through in-house collection
activities
Card Net Charge-off Rates
Source Public company data
Note(s)
1. Weighted average rate; includes U.S. card net charge-off rates for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S.
Card), Citi (Citi-branded Cards N.A.), JPMorgan Chase (Card Services) and Wells Fargo (1Q11-1Q15)
37
bps
(1)

0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
1Q09 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15
Discover Peer Group

Customer Account Resolution Experts (CARE)
• Dedicated account manager
• Specialized training
• Contact by appointment
• Custom tailored payment
solutions
• Increased customer engagement
“I like the fact that it’s more personal
CARE Process
Collections Approach
Decline in
delinquency during
second cycle
5.1%
Example:
Customers with high
risk attributes entering
collections for the first time

and I don’t have to repeat my situation
each time I speak to Discover Card. ”
-CARE Customer

Growing new accounts while managing credit risk
Card Vintage Gross Loss Rate
(1)
New Account Bookings (MM)
Note(s)
1. Blended vintage 6-month moving average gross principal charge-off rate (excludes recoveries)

2010 2011 2012 2013 2014
0 4 8 12 16 20 24
2002-2006 Historical Benchmark
2010-2013

Growing card receivables while managing credit risk Receivables ($Bn) 30+ Delinquencies (%) 37 Note(s) 1. Calendar year end figures (1) (1) $51 $56 2012 2014 10% 1.79% 1.73% 2012 2014 6 bps

Dec-09
Sep-10
Jun-11
Mar-12
Dec-12
Sep-13
Jun-14
Mar-15

Where is credit headed?
• Credit performance across all
products remains benign
• Quarterly card net charge-off rates
are expected to remain below 3%
through at least the end of 2016
absent any external shock
Card 30+ Delinquency Rate
(1)
Note(s)
1. Monthly figures through March 2015

1.64%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%

Attractive business model with a solid record of success
•
•
•
•

Delivering strong card growth through new accounts, wallet share gain, lower attrition and great credit results
Proprietary network driving value for Card through brand recognition, expanding global acceptance and rewards
Leveraging a payments partnership strategy to position the business for growth
Direct Banking growth diversifying assets and funding
Capital position/generation supporting growth and robust capital deployment

Payments and Other Consumer Lending 2015 Financial Community Briefing Roger Hochschild President & Chief Operating Officer

Discover Network
Diners / Global Partnerships
Debit / PULSE

Payments sources of value
Payments Assets
Significant Value to Card
•
•
•
•
Independent Value Creation
•
•
•

Brand recognition
Merchant funded rewards
Emerging technologies
Flexibility and control
Traditional third-party transaction
processing
Nontraditional partnerships
Business-to-business

Discover American
Express
Visa /
MasterCard
Proprietary network drives brand recognition and
increasing acceptance
Source 2014 Millward Brown Brand Tracking Study
Average Unaided Card
Brand Awareness Domestic Acceptance Growth
Source The Nilson Report, February 2005 and February 2015 issues
2004  2014 2004  2014 2004  2014
+111% +86% +67%

59
56
28 28
18
13
DFS AXP COF JPM C BAC
4.4
3.7
5.7
9.3
6.9
9.5

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KOHL'S
Panera
BREAD
RED ROBIN
J.CREW

Cash rewards program – leveraging merchant relationships
• Deals platform provides actionable
insight and rapid campaign
turnaround
• Secured merchant campaigns up
significantly year-to-date due to
strong test campaign performance
Indexed
Merchant-Funded Rewards
(1)
Note(s)
1. Indexed to 100; includes Discover Deals, estimated point-of-sale coupons, CBB offers, statement credits and gift card redemptions

100
12
112
Discover
Funded
Partner
Funded
Customer
Cash Reward

Continued focus on payments security
• Discover owns one of four EMV specifications in
the U.S. that are being loaded on merchant
terminals
• Expecting to issue EMV cards to majority of active
accounts in 2015 and be ready for October 2015
liability shift
• Increased costs in 2015 due to issuance of chip
cards, expect fraud savings to ramp up in 2016
• Tokenization for mobile and card not present
transactions
– Currently in testing phase
– Launching Apple Pay in fall of 2015
• Opportunities to offer additional digital services

Positioning Payments business for the future
Industry
Trends

Consumer shift to electronic payments
Continued intense competition in debit
International growth
B2B payments electronification
Commerce and payments convergence

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UnionPay
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INTERNATIONAL
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Expand in target markets Grow and expand
Maximize growth Stabilize and transition
Diners Club Alliance Partners
Grow international partnerships in target markets

(Japan) (Italy) (China) (Japan) (S. Korea)
(China)
(Turkey)
(India) (Middle East) (Canada)
(Mexico)

• Flexible partner in rapidly changing payments landscape
– Alternative to Visa/MasterCard
– White label opportunities (e.g., PayPal)
– Full product suite (credit, debit, prepaid)
• Proprietary network enables partnership in all areas of mobile commerce
– Mobile Points of Sale (Merchant capabilities)
– Mobile Payments (Customer capabilities – mobile wallets, merchant wallets, NFC, QR codes, bar codes)
– Mobile Marketing (e-coupons)
Capitalize on evolving payment technology

1 2
• 5 buyer agreements in place
• 2,200+ suppliers boarded
• Award winning innovation
(1)
Future Digital Services
•
Note(s)
1.
Token services leveraging
the digital platform currently
in development
2015 PYMNTS Innovator Awards for Most Disruptive Company and Best B2B Innovation

Attractive business model with a solid record of success

Delivering strong card growth through new accounts, wallet share gain, lower attrition and great credit results
Proprietary network driving value for Card through brand recognition, expanding global acceptance and rewards
Leveraging a payments partnership strategy to position the business for growth
•
•
Direct Banking growth diversifying assets and funding
Capital position/generation supporting growth and robust capital deployment

Consumer lending product offerings aligned to Discover
business model
Business model matched to
market characteristics
Other considerations
•
•
•
•

Market size
Competitive set
Brand fit
Cross-sell potential
Direct Model
Prime Credit Risk
Profit Potential
Consumer Lending Products
Credit
Card
Personal
Loans
Student
Loans
Home
Loans
Auto
Loans

Driving profitable growth in personal loans
Overview Personal Loans ($Bn)
• Good alternative for consolidating
debt
• Typical installment loan
characteristics:

0%
2%
4%
6%
8%
10%
$0
$1
$2
$3
$4
$5
2009 2010 2011 2012 2013 2014
Total Loans Outstanding
6 Month Lagged Charge-off Rate
• Average FICO of ~750
• ~65% of portfolio has another
Discover relationship
• Portfolio to date built almost
entirely “by invitation only”
3-5 year term
300-400bps rate reduction

Discover Personal Loans can help you take control & reach your goals

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| --- | --- | --- |

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Discover’s personal lending product is well positioned in
competitive environment
• New marketplace competition
- Mail volumes have increased
- Raising awareness of product
- Focused on broader credit
segment
• Business models often based on
originate and sell with little to no
risk retention
• Rapid growth in low interest rate,
benign credit environment,
unproven through cycle
New Entrants
Discover’s Position
• Leveraging brand and customer
experience
• Prime segment focus with credit and
collections expertise developed
through cycles
• Retaining loans on the balance sheet
with diversified funding

| Compare and See | Discover Personal Loan | Citi Personal Loan | Wells Fargo Personal Loan | Lending Club | Prosper Funding |
|---|---|---|---|---|---|
| APR range | 6.99% up to 18.99% | 10.74% up to 22.24% | 9.261% up to 18.504%[2] | 6.48% up to 29.99% | 6.73% up to 35.31% |
| Origination Fees or closing costs | $0 | $0 | $0 | $618[3] | $594[3] |
| Flexible payment plans | 36, 48, 60, 72, or 84 months | 24, 36, 48, or 60 months | Up to 60 months; varies by loan amount. | 24, 36, or 60 months | 36 or 60 months |
| Option to pay off creditors directly | ✓ | ✓ | ✓ | X | X |
| Directly deposit funds can go to any bank account you choose | ✓ | X | X | ✓ | ✓ |
| You can apply online or by phone even if you are not a current customer | ✓ | X | X | ✓ | ✓ |
| Return the loan funds within 30 days and pay no interest | ✓ | X | X | X | X |

DISCOVER

Not all personal loans deliver the same advantages

Note(s)
1. Comparison conducted by an independent research firm and based on data compiled in March 2015 from company websites, customer service agents, and consumer credit offers
2.
Wells Fargo APR range is based on a $5,000 loan with a 36-month term
3.
Origination fee estimates are based on average loan amount and average origination fee % listed in company filings (10-Q)

Home lending update
Mortgage Originations ($Bn)
Note(s)
1. Freddie Mac conforming mortgage rates, quarterly averages
Purchase
Refinance
30 Yr Fixed Mortgage Rates
(1)

2.0%
3.0%
4.0%
5.0%
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
$1.2
$1.4
3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15

Home equity market is another opportunity for growth
Discover’s Position
• Complements personal loans
• Leveraging brand and customer
experience
• Credit expertise
• ~80% of Discover cardmembers
own their own home
Home Equity
Industry Originations ($Bn)
Source Moody’s Economics database

$79
$120
$26
$24
2012 2014
HE Line of Credit HE Installment Loan

• Target not-for-profit schools with
4-year undergraduate or graduate
degree programs, bar and
residency loans
Generating organic growth in private student loans
Overview
Note(s)
1. Placement of Discover brand at schools that use a lender list; based on 2015 U.S. News and World Report online rankings
2. Includes CitiAssist branded originated loans for 2011 and 2012
Student Loan Receivables ($Bn)
(2)
YOY
(12%)
22%

1.0
2.1
3.0
4.0
4.9
$4.1
$7.3
$7.7
$8.1
$8.5
2009 2010 2011 2012 2013 2014
0.6
Purchased Organic
• Fixed and variable interest rates, no
origination fees
99 of top 100 national
universities
(1)
All top 50 graduate business,
medical and law schools
(1)

• Strong credit characteristics
(1)
Disciplined underwriting approach drives better student loan credit performance
Underwriting Approach
2014 Net Charge-off Rate (%)
Note(s):
1. Reflects organic originations; FICO is the higher of either the borrower or cosigner, weighted by loan balance
2. Defined as 3Q14 annualized net losses to 3Q14 average managed contractual receivables, which is a non-GAAP measure; see appendix for a reconciliation
3. Based on MeasureOne industry net charge-off rates for 3Q14 annualized; Industry data includes: The First Marblehead Corporation, PNC Bank, RBS Citizens, Sallie Mae, Sun
Trust Banks, Navient, and Wells Fargo Bank
(2) (3)

• School certification for all borrowers
and direct disbursement of funds to
school
Cosigner rate approximately 90%
Average FICO greater than 750 at
acquisition
0.9%
1.9%
Discover Other Private Lenders

Discover product awareness expected to drive growth
Priorities for 2015 and Beyond
Note(s)
1. December 2014 Measure One report: industry-wide private student loan disbursements; Sallie Mae company reports
• Grow brand awareness
• Expand integrated marketing
campaigns
• Enhance customer experience
• Increase borrower assistance
options
2014 Private Student Loan
Industry Originations
(1)
Total Size: $7.1Bn
2010 – 2014 CAGR: 7%

Sallie
Mae
55%
Discover
16%
Other
29%

| Compare and See | DISCOVER | Sallie Mae® | Wells Fargo® |
|---|---|---|---|
| Cover up to 100% of school-certified college and graduate school costs | ✓ | ✓ | ✓ |
| Zero Fees | ✓ | X | X |
| Competitive Rates | ✓ | ✓ | ✓ |
| Choose in-school or deferred repayment option | ✓ | ✓ | ✓ |
| Rewards for good grades | ✓ | X | X |
| Free customized scholarship search tool | ✓ | ✓ | ✓ |
| 100% US-based Student Loan Specialists, available anytime | ✓ | X | X |

DISCOVER

Not all student loans are created equal

Note(s)
Comparisons based on information obtained on lenders’ websites or from customer service representatives as of March 2015. At least a 3.0 GPA (or equivalent)
qualifies for a one-time cash reward of 1% of the loan amount of each new Discover student loan.  Reward redemption period is limited

Consumer Lending Summary
Well positioned for profitable growth in personal loans despite competitive environment
Home lending business continues to face challenges in growing purchase market originations
Continuing to pursue growth opportunity in home equity market
Student loan business expected to grow as tuition, enrollment and
Discover product awareness increases
Targeting 5-10% long-term receivables growth in other consumer lending

Attractive business model with a solid record of success

Direct Banking growth diversifying assets and funding
Capital position/generation supporting growth and robust capital deployment
Delivering strong card growth through new accounts, wallet share gain, lower attrition and great credit results
Proprietary network driving value for Card through brand recognition, expanding global acceptance and rewards
Leveraging a payments partnership strategy to position the business for growth

Funding, Capital and Financials 2015 Financial Community Briefing Mark Graf Chief Financial Officer

Financial considerations for 2015 and beyond
• Positioning liabilities for rising rates, tailwind from lower funding costs completed
• Provisioning largely driven by loan growth, credit quality remains relatively stable
• Core expense growth is well disciplined, in 2015 expense growth expected to be driven by some non-recurring items
• Robust capital position supporting growth, share repurchases and dividend actions

Continuing to strengthen and diversify funding sources
Funding Mix ($Bn)
$49.7
Note(s)
1. Includes unsecured debt and other funding
2. Includes affinity deposits
$68.7
Direct-to-Consumer
Deposits ($Bn)
(2)
Other
(1)
Brokered Deposits
ABS
Direct Deposits
(2)

$3
$7
$13
$21
$27
$28
$28
$29
2007 2008 2009 2010 2011 2012 2013 2014
5%
42%
35%
25%
54%
25%
6%
8%
Spin (6/30/07) 4Q14

Optimizing deposit product mix to manage rate sensitivity
Indeterminate Balance Acquired at
10%+ Above Competitor Rates
(1,2)
Note(s)
1. Indeterminate Balances defined as savings and money market balances
2. Competitor Rates reflects monthly average of rates posted online by peer banks, which include banks without a traditional branch network
Indeterminate Balances as a % of
Deposits Portfolio
(1)

39%
29%
2011 2014
48%
58%
2011 2014

Get paid for
your transactions.
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DISCOVER

• Achieves cost of funds benefit in a
rising rate environment
• Deepens customer relationships
given transactional nature of product
• Delivers richer product features and
better value given lower direct
banking cost structure
• Leverages Discover and PULSE
networks
Establish core banking presence and lower long term cost
of funds with checking product
Strategic Rationale
Note(s)
Checking product currently limited to existing deposit and card customers

Discover direct deposit betas will be less than “1”
• Similar to “traditional” bank, strong
synergy between right and left
hand side of balance sheet
~65% of depositors have a loan
product relationship with DFS
~80% of new deposit accounts have
a loan product relationship with DFS
• Different from “traditional” bank…
Note(s)
1. Defined as the ratio of expected change in deposit pricing relative to Federal Reserve increases in short term interest rates

0.0
0.5
1.0
Traditional
Bank Deposit
Pricing
Discover DTC
Deposit
Pricing
Brokered CD
Pricing
DFS vs. Traditional Bank
Illustrative Betas
(1)
Checking deposits are still relatively
small (<1% of DFS funding)
Funding stack relies on ABS, direct
deposits and brokered deposits

Funding costs will increase as we continue to position the
balance sheet for rising rates
Cost of Funds
(1)
Note(s)
1. Rate on total interest-bearing liabilities
2. Excludes all indeterminate maturity deposits (savings and money market) and preferred stock; includes derivatives and hedging activities
Avg Months to Liability Repricing
(2)

1.0%
1.2%
1.4%
1.6%
1.8%
2.0%
2.2%
2.4%
2.6%
1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15
16
26
1Q12 1Q15

Lower funding costs drove NIM expansion in recent past
2012-2014
Net Interest Margin
Note(s)
1. Includes interest income on all interest earnings assets
(1)
• Expect modest 2015 NIM
compression driven by funding
costs and card yield
• Expect to be at or above 9.5%,
on an annual basis, at least
through 2016

9.29%
(0.16%)
0.15%
0.53%
9.81%
2012 Gross
Yield
Interest
Charge-off
Interest
Expense
2014

Discover is slightly asset sensitive
1-Year Net Interest Income Impact from 100bps Parallel Shift
(1)
Note(s)
1. Calculated based on reported net interest income impact divided by period ending net interest income.  Capital One (COF) estimated using 200 basis point parallel shift divided by 2 to approximate 100 basis point parallel shift
Source 4Q14 Company disclosures

BAC
JPM
C
COF
DFS
AXP
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
12%

Revenue growth has outperformed peers but certain fee
revenue categories face headwinds
2014 Revenue Growth (YOY)
(1)
• Protection Products Revenue –
expect continued decline
• Other Income – Mortgage gain on
sale volatility driven in part by refi
market
• Payment Services Revenue –
continued negative competitive
impact, B2B volume growth strong
but lower margin
Note(s)
1. Revenues net of interest expense; American Express (U.S. Card), Capital One (U.S. Card), Citi (Citi-branded Cards N.A.), JPMorgan Chase (Card Services) and Discover (Direct
Banking segment) excludes elimination of rewards forfeiture reserve of $178 million from 2014
Fee Revenue Categories

5.6%
4.8%
1.0%
-2.8%
-4.7%
DFS AXP C JPM COF

Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

Total charge-off rate remains low and 2014 profits not
driven by reserve releases
Card Credit Trends
Note(s)
1. Reserve release/build divided by pre-tax profit; American Express (U.S. Card), Capital One (U.S. Card), Citi (Citi-branded Cards N.A.), Discover (Direct Banking segment) and
JPMorgan Chase (Card Services)
2014 Reserve Release/Build
Contribution to Pre-tax Profit
(1)

1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Reserve  Rate Net Charge-off Rate
-4%
-3%
-1%
6%
22%
AXP DFS COF JPM C

Recent vintage performance is better than historical but
seasoning of growth will drive provisioning
2010-2013
Card Vintage Gross Loss Rate
(1)
Note(s)
1. Blended vintage 6-month moving average gross principal charge-off rate (excludes recoveries)
% of Card Portfolio on
Book for <3 Years

0 4 8 12 16 20 24
2002-2006 Historical Benchmark
2010-2013
10%
11%
12%
13%
14%
15%
16%
17%
18%
Jan-12 Jan-13 Jan-14

Higher costs in 2015 driven by some non-recurring items
Total Expense ($Bn)
Note(s)
1. Defined as reported noninterest expense divided by total revenue (net interest income and noninterest income)
2. Adjusted efficiency ratio excludes charges associated with Diners Club from 2013 results and one-time charges associated with the rewards forfeiture change, Diners
Club and Discover Home Loans from 2014 results.  See appendix for reconciliation
Efficiency Ratio
(1) 38.8% 39.4% --
Adj. Efficiency Ratio
(2)
38.4% 38.0%
• 2015 will be impacted by
– AML/BSA program
remediation
– EMV roll out
– 1Q15 legal reserve
– Debit litigation
• Continue to target long-term
efficiency ratio of 38%+/- for the
total company

$3.2
$3.3
$3.5
2013 2014 2015E

Strongest capital ratio in stress scenario
Source
Federal Reserve Dodd-Frank Act Stress Test 2015: Supervisory Stress Test Methodology and Results, Table 3. Projected stressed capital ratios under the severely adverse scenario,
DFAST Severely Adverse Results
Min. Common Equity Tier 1 Capital Ratio

13.3%
13.0%
9.4%
7.1%
6.8%
6.3%
DFS AXP COF BAC C JPM
2014:Q4-2016:Q4; 31 participating bank holding companies

Planned capital actions generate highest yield
Estimated Dividend and Buyback Yield
(1)
Note(s)
1. CCAR announced capital actions (buybacks and dividends) pro-rated for four quarters ending 1Q16 divided by market capitalization as of 4/30/15
Source Public company disclosures

9%
8%
8%
5%
4%
3%
DFS AXP COF JPM C BAC
Dividend Buyback

Excess capital can help drive shareholder returns
Note(s)
Common Equity Tier 1
Capital Ratio
(1)
11%
Target
$2.5Bn+/-

14.7%
1Q15
1. Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure.  The
Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions.  For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in
Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules, see appendix dividend actions
– Portfolio purchases
– Disciplined acquisitions
–
Organic growth
–
Share repurchases and
• Long-term capital priorities:

Key long-term targets remain largely the same
Card Loan Growth 3-5%
Non-Card Lending Growth 5-10%
Payments Volume Growth 10%+
Total Company NIM 9%+/-
Card Net Charge-Offs 3.5-4.5%
Efficiency Ratio 38%+/-
Common Equity Tier I Ratio (Basel III) 11%
ROE 15%+

Near-term
Long-term

2015 Guidance
Category Target Rationale
Revenue Margin (1)
Modest
Decline
• Modest net interest margin
compression
• Lower protection products revenue
• Higher rewards rate
• Payments volume
Provision for Loan Losses
Rate (1)
2.5%+/-
• Seasoning of new vintages and
modestly lower recoveries on aged
charge-offs
Operating Expenses $3.5Bn+/-
• Higher marketing,
regulatory/compliance and
technology costs
Note(s)
1. As a percentage of average receivables

Conclusion
• Loan growth at high end of range
• Net interest margin expected to remain above long-term target
• Only modest increase in “core” operating expenses near-term
• Card delinquency trends do not indicate a change in credit environment
• Capital position/generation supports growth, share repurchases and dividend actions

Q&A 2015 Financial Community Briefing

Reconciliation of GAAP to Non-GAAP Data
Note(s)
1. Credit card pre-tax return on assets excluding the forfeiture reserve elimination and loss reserve changes is a non-GAAP measure and represents pre-tax earnings of Discover's
U.S. credit card business excluding the impact of the elimination of the credit card rewards program forfeiture reserve and changes to the allowance for loan loss reserve. Credit card pre-tax return on assets excluding the forfeiture reserve elimination and loss reserve changes is a meaningful measure to investors because it provides a competitive performance benchmark

Twelve Months Ended
(unaudited, $ in millions) 12/31/14
GAAP Direct Banking pre-tax income $3,605
Excluding non-credit card pre-tax income 228
Credit card pre-tax income $3,377
Excluding elimination of credit card rewards program forfeiture reserve 178
Excluding credit card reserve changes 68
Credit card pre-tax income excluding forfeiture reserve and reserve changes $3,623
GAAP average credit card receivables $52,600
Credit card pre-tax return on assets (excluding forfeiture reserve and reserve changes)
(1)
6.9%

Reconciliation of GAAP to Non-GAAP Data (cont’d)
Note(s)

(unaudited, $ in billions)
Three Months Ended
9/30/2014
GAAP Recorded Balance Purchased (Private) Credit Impaired Student Loans (average loans) $3.9
Adjustment for Purchase Accounting 0.2
Contractual Value Purchased (Private) Credit Impaired Student Loans (average loans)
(1)
$4.1
GAAP Private Student Loans (average loans) 4.5
Contractual Value Private Student Loans (average loans)
(1)
$8.6
(unaudited, $ in millions)
Three Months Ended
9/30/2014
GAAP Private Student Loan Net Principal Charge-offs $12.8
Adjustment for Purchased (Private) Credit Impaired Student Loans Net Principal Charge-offs 6.1
Contractual Private Student Loan Net Principal Charge-offs
(2)
$18.9
Contractual Net Charge-off Rate 0.9%
1. The contractual value of the purchased private student loan portfolio is a non-GAAP measure and represents purchased private student loans excluding the purchase accounting discount. The contractual value of the private student loan portfolio is meaningful to investors to understand total outstanding loan balances without the purchase accounting discount
2. Contractual private student loan net principal charge-offs is a non-GAAP measure and include net charge-offs on purchase credit impaired loans.  Under GAAP any losses on such loans are charged against the nonaccretable difference established in purchased credit impaired accounting and are not reported as charge-offs.  Contractual net principal charge-offs is meaningful to investors to see total portfolio losses

Reconciliation of GAAP to Non-GAAP Data (cont’d)
Note(s)
1. Adjusted operating efficiency is calculated using adjusted operating expense divided by adjusted revenue net of interest expense, a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the company's reported results. Management believes this information provides investors with a useful metric to evaluate the ongoing operating performance of the company

Twelve Months Ended Twelve Months Ended
(unaudited, $ in millions) 12/31/14 12/31/13
Revenue net of interest expense $8,477 $8,224
Excluding Elimination of credit card rewards program forfeiture reserve 178 -
Adjusted revenue net of interest expense (excluding one-time charge) $8,655 $8,224
Total operating expense $3,340 $3,194
Excluding Discover Home Loans goodwill impairment (27)
Excluding Diners Club Italy held-for-sale fair value adjustment (21)
Excluding Diners Club international franchise support -
(40)
Adjusted operating expense (excluding one-time charges) $3,292 $3,154
Adjusted operating efficiency (excluding one-time charges)
(1)
38.0% 38.4%

Reconciliation of GAAP to Non-GAAP Data (cont’d)
Note(s)
1. Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion[
2. Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments[
3. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. We reported under Basel I at December 31, 2014, September
30, 2014, June 30, 2014 and March 31, 2014
4. Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

Quarter Ended
(unaudited, $ in millions) 3/31/15
Common equity Tier 1 capital (Basel III transition) $10,497
Adjustments related to capital componentes during transition
(1)
(87)
Common equity Tier 1 capital (Basel III fully phased-in) $10,410
Risk weighted assets (Basel III transition) $70,864
Risk weighted assets (Basel III fully phased-in)
(2)
$70,757
Common equity Tier 1 capital (Basel III transition)
(3)
14.8%
Common equity Tier 1 capital (Basel III fully phased-in)
(3,4)
14.7%